                                                                    EXHIBIT 10.3

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


May 31, 1999


CellStar, Ltd.
National Auto Center, Inc.
1730 Briercroft Court
Carrollton, TX  75006

Ladies and Gentlemen:

     In conjunction with the May 31, 1999 Amendment to the Master Agreement for the Purchase of Products and Inventory Maintenance, Assembly and Fulfillment Services between Pacific Bell Mobile Services ("PBMS") and CellStar, Ltd. ("CellStar") dated September 20, 1996 (the "IAF Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the IAF Agreement), PBMS agrees to purchase certain assets as of May 31, 1999 from CellStar and National Auto Center, Inc. ("NAC"). The basis for the
purchase price for the assets is described below and on Schedule A.   As of  May
21, 1999, the estimate of the purchase price is ** ****** ******** *** *******
********** ******** ***** ******* *********** *** ******** ******* ($******)
as set forth on Schedule A attached hereto and is subject to adjustment as described below. Upon the approval by both PBMS and CellStar of the Amendment to the IAF Agreement, PBMS shall pay the aggregate amount set forth below and reflected on Schedule A hereto as an initial payment (the "Initial Payment"). The Initial Payment will be transferred, by wire transfer of immediately available funds to the same CellStar account used in the weekly wire transfer under the IAF Agreement, within seven (7) days following receipt by PBMS of a fully executed copy of this letter agreement and a consent from CellStar's bank. The assets to be purchased by PBMS as of May 31, 1999 and the calculation of the Initial Payment are as set forth in Paragraphs 1-5 below.

     1. Net Accounts Receivable: The accounts receivable of CellStar under the IAF Agreement as of May 21, 1999 will be the basis for the Initial Payment.
PBMS will transfer to CellStar XX% of the net balance for those Customer accounts which have not been determined to be uncollectable due to Traditional Credit Risk. By June 15, 1999, CellStar will submit an aging of the accounts receivable as of May 31, 1999 and recalculate the Net Accounts Receivable and the Net Accounts Receivable Hold Back. PBMS will review this calculation and shall either pay or offset the difference, as appropriate, on the weekly wire transfer under the IAF Agreement within seven (7) days following receipt by CellStar of the Initial Payment. Adjustments to the May 31, 1999, balance may be made subsequent to June 15, 1999, in accordance with Section 4 of the IAF Agreement as amended.

     2. Dedicated Inventory in PBMS Branch Plants: PBMS will purchase the handsets, kits and individual components required to build the existing handsets into kits and dry goods inventories equal to existing purchase orders for handset kits from Product Vendors under the IAF Agreement ("Dedicated Inventory Purchase Calculation") as of May 31, 1999. All other inventory will remain the property of CellStar or NAC, as the case may be, and be moved out of PBMS Branch Plants by June 30, 1999. For purposes of the foregoing, PBMS and CellStar agree to estimate the inventories on hand as of May 31, 1999 by using the inventories on hand at the opening for business on May 24, 1999, as reported in the PBMS Branch Plants. CellStar will review the PBMS Branch Plant inventories as of May 31, 1999, and apply the Dedicated Inventory Purchase Calculation. The difference between the Net Inventory Purchased and the Dedicated Inventory Purchase Calculation will be reconciled by the parties no later than July 31, 1999 and the difference will either be paid or offset, as appropriate, on the next weekly wire transfer under the IAF Agreement.


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     3. Deduction for deposit payments: The Initial Payment will be net of the amount of ****** ******** ****** *** ******** *** ******* ************ ***
******** ******* ($******) which represents the aggregate amount of deposit payments previously paid by PBMS to CellStar with respect to the inventory described in Paragraph 2 above under the IAF Agreement.

     4. Deduction for Outstanding Product Supplier Accounts Payable: The Initial Payment will be net of the outstanding Product Supplier accounts payable under the IAF Agreement for Product received as of May 21, 1999, into a PBMS Branch Plant and for which PBMS approved the CellStar Order. Product Supplier accounts payable will be calculated as (a) Supplier invoices vouchered in CellStar's accounts payable system and (b) a listing of items received but not vouchered into CellStar's accounts payable system. Invoices which are in neither listing, but which have not been identified at this time will not increase the Net Inventory Purchased calculation. The Product Supplier invoice listing will indicate the CellStar Purchase Order number, the item identifier, the actual price invoiced by the vendor and the invoice total. Each invoice will be reconciled to a product receipt in a PBMS Branch Plant and a PBMS-approved CellStar Order. The latter listing will indicate the CellStar Purchase Order number, the item identifier and the Standard Cost of the item received. Each item will be reconciled to a product receipt in a PBMS Branch Plant and a PBMS-approved CellStar Order. The amount of the deduction pursuant to this Paragraph 4 will be verified as of July 31, 1999 to ensure that only Dedicated Inventory purchases under PBMS-approved CellStar Orders are included. PBMS and CellStar recognize that there may be Purchase Price Variances recognized in prior periods for which offsetting entries will be recorded subsequent to purchase and that these amounts will adjust the amount owed by PBMS to CellStar under the Net Inventory Purchased calculation in those subsequent months.

     5. The parties hereby acknowledge that the calculations used to determine the Initial Payment are estimates and agree that the Initial Payment shall be reduced by the amount of *** ******* **** ******* ******** *** ******** ($*****)
which shall be reserved for the purposes of reconciling the estimates used in calculating the Initial Payment and the final calculations to be determined by the parties. Such reserved amount shall be held by PBMS and remitted to the appropriate party immediately after the final determination of the aggregate value of the assets purchased hereunder as of May 31, 1999, such determination to be made within ninety (90) days following receipt by CellStar of the Initial Payment.

     6. The attached Schedule A summarizes the calculation of the estimate of total consideration due to CellStar and the Initial Payment.

     7. Notwithstanding anything to the contrary in this letter agreement, PBMS agrees that it will remain liable to CellStar for the amounts deducted from the Initial Payment in accordance with Paragraph 4 above pursuant to the terms of the IAF Agreement, as amended.

     8. PBMS hereby acknowledges that after the consummation of the purchase of inventory contemplated by Paragraph 2 above CellStar may continue to own inventory that may have been purchased by CellStar pursuant to PBMS forecasts under the IAF Agreement. With respect to such inventory, CellStar hereby affirms its position as expressed in the correspondence from Mr. Dick Gozia on February 16, 1999 to Mr. Bob Shaner. PBMS hereby reaffirms its position as expressed in the correspondence from Mr. Bob Shaner to Mr. Dick Gozia on February 16, 1999.


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     If you are in agreement with the foregoing please execute this letter agreement and return a counterpart to us.

Sincerely,

Pacific Bell Mobile Systems



By: /s/ Stan Sigman
   ------------------------
    Stan Sigman
    President and CEO - SBW



By: /s/ Bob Shaner
    -----------------------
    Bob Shaner
    President and CEO - PBW


AGREED AND ACCEPTED:
As of May 31, 1999


Cellstar, Ltd.
By: National Auto Center, Inc.,
    Its General Partner



By: /s/ R M Gozia
    ------------------------
    Richard M. Gozia
    President and COO


National Auto Center, Inc.



By: /s/ R M Gozia
    ------------------------
    Richard M. Gozia
    President and COO


                                   EXHIBIT A

      Inventory at  5/21/99
      ---------------------
   1  Chino                                                                                           XXXXXXXXXX
   2  Aisle 17                                                                                         XXXXXXXXX
   3  Returns                                                                                          XXXXXXXXX
    ------------------------------------------------------------------------------------------------------------
   4  Total                                                                                        $  XXXXXXXXXX
   5  Bulk accessories                                                                               XXXXXXXXXXX
   6  Bulk other                                                                                       XXXXXXXXX
   7  Accessories required to kit transceivers (estimated)                                               XXXXXXX
      ----------------------------------------------------------------------------------------------------------
   8  Adjusted inventory                                                                           $  XXXXXXXXXX

      Retailer Accounts Receivable
      ----------------------------
   9  Total receivable at 1/31/99 ( detail previously provided )
  10  Less Receivable at 1/31/99
  11  Plus estimated receivable                                                                        *********
      ----------------------------------------------------------------------------------------------------------
  13  Adjusted receivables                                                                         $   *********

  14  Total Assets Purchased ( estimated )                                                         $  **********

      Funding Computation
      -------------------
  15  Total Assets Purchased ( estimated )                                                         $  **********
  16  November 98 & April 99 Deposit from PBMS for excess and slow-moving                          $************
  17  **% A/R Hold Back Amount for CellStar credit risk                                             $   *********
      Accounts Payable at 5/21/99
      ---------------------------
  18  Total PBMS related payables to vendors                                                       $ ***********
  19  RNV Account                                                                                  $ ***********
  20  Payables due 5/21/99                                                                               *******
  21  Payables due 5/28/99                                                                         $   *********
      ----------------------------------------------------------------------------------------------------------
  22  Adjusted payables deduction                                                                  $ ***********

  23  Reserve for true-up                                                                          $ ***********

  24  Initial Cash Amount due CellStar                                                             $   *********
  25  November 98 & April 99 Deposit from PBMS for excess and slow-moving                          $  **********
  26  Balance owed to CellStar for payables                                                        $   *********
  27  Balance owed to CellStar for A/R Hold Back ( subject to Amended Agreement )                  $     *******
  28  Balance owed to CellStar ( estimated & subject to true-up )                                  $   *********
      ----------------------------------------------------------------------------------------------------------
  29  Total Consideration                                                                          $  **********

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.